UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

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MGM Resorts International

(Name of Registrant as Specified In Its Charter)

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MGM RESORTS INTERNATIONAL RELEASES INVESTOR PRESENTATION

Evercore Group L.L.C. engaged as an independent advisor to MGM and its Board of Directors

LAS VEGAS, Nevada. – April 20, 2015 — MGM Resorts International (NYSE: MGM) today announced that it has published an investor presentation in connection with its 2015 annual meeting of shareholders, to be held on May 28, 2015. The presentation is available on the Company’s website www.mgmresorts.com under the Investors section and is being filed today with the Securities and Exchange Commission (the “SEC”).

The Company also announced that Evercore Group L.L.C. has been added as an independent advisor to its team of existing advisors to assist MGM and its Board of Directors in its continuous process of actively evaluating all strategic initiatives for the Company, including a potential REIT conversion.

In its investor presentation, MGM outlines the Company’s strong track record and details the reasons why it believes Land & Buildings’ proxy fight is unwarranted, ill-conceived and not in the best interests of shareholders. The presentation focuses on the following:

•	MGM has delivered above industry average returns and is well positioned for continued growth

•	MGM has a history of value-generating strategic initiatives and delivering on commitments to drive strong performance

•	The MGM Board has the right balance of independence, experience and necessary skills to oversee ongoing execution of the Company’s strategy and continue to drive sustainable value

•	The Directors targeted by Land & Buildings all bring vital and unique skills that greatly contribute to the oversight of our complex and diverse global operations

•	The proposed Board changes reflect a lack of understanding of the importance of diversity that has strengthened the Company and added value for shareholders

•	Land & Buildings’ nominees are tied to a proposal that has a narrow, short-term focus and makes numerous financial, structural and tax assumptions that appear unsupported or are factually incorrect, which calls into question their credibility

•	As a part of its regular and ongoing Board strategic review process, MGM has and will continue to actively evaluate strategic options for the Company that drive sustainable value for shareholders

MGM recommends that shareholders vote FOR the election of MGM’s highly qualified nominees on the WHITE proxy card.

About MGM Resorts International

MGM Resorts International (NYSE: MGM) is one of the world’s leading global hospitality companies, operating a portfolio of destination resort brands including Bellagio, MGM Grand, Mandalay Bay and The Mirage. The Company is in the process of developing MGM National Harbor in Maryland and MGM Springfield in Massachusetts. The Company also owns 51 percent of MGM China Holdings Limited, which owns the MGM Macau resort and casino and is developing a gaming resort in Cotai, and 50 percent of CityCenter in Las Vegas, which features ARIA Resort & Casino. For more information about MGM Resorts International, visit the Company’s website at www.mgmresorts.com.

Forward-Looking Statements

Statements in this release that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and/or uncertainties, including those described in the Company’s public filings with the Securities and Exchange Commission. MGM has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding strategic transactions MGM may pursue in the future. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include effects of economic conditions and market conditions in the markets in which MGM operates and competition with other destination travel locations throughout the United States and the world, the design, timing and costs of expansion projects, risks relating to international operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions and additional risks and uncertainties described in MGM’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). In providing forward-looking statements, MGM is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGM updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

Important Additional Information

MGM has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2015 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “2015 Annual Meeting”) and has mailed the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2015 Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ MGM’s 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the 2015 proxy statement, any amendments or supplements to the proxy statement and other documents that MGM files with the SEC from the SEC’s website at www.sec.gov or MGM’s website at http://mgmresorts.investorroom.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in Solicitation

MGM, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of MGM’s stockholders in connection with the 2015 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of MGM’s stockholders generally, are set forth in MGM’s definitive proxy statement for the 2015 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents filed with the SEC.

CONTACTS:

News Media

JIM BARRON/EMILY DEISSLER/BEN SPICEHANDLER

Sard Verbinnen & Co

(212) 687-8080

Investment Community

SARAH ROGERS

MGM Resorts International

Vice President, Investor Relations

(702) 693-8654